Dreyfus
Money Market
Instruments, Inc.
Annual Report

December 31, 1997

DREYFUS MONEY MARKET INSTRUMENTS, INC.
------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Money Market Instruments, Inc. for the 12-month reporting period ended December 31, 1997 as shown in the following table:

                                           Yield    Effective Yield*
                                           -----    ----------------
    Money Market Series...............     4.66%         4.76%
    Government Securities Series......     4.62%         4.72%

ECONOMIC REVIEW

   In 1997, the U.S. economy put in its best growth performance of this business cycle to date. In tandem, the labor market tightened markedly, marginally boosting wage inflation towards year end. Yet price inflation decelerated and bond yields fell. Although corporate profit growth was robust for much of the year, strains began to appear in the second half in some sectors. The Federal Reserve Board (the "Fed") tightened credit early in the year, then subsequently stayed on hold, torn between strong economic reports at home and worsening financial crises overseas. While the problems overseas may slow the U.S. economy somewhat in 1998, incoming evidence indicates little adverse impact on economic activity to date.

   Real Gross Domestic Product (GDP) grew 3.8% in 1997, its best annual growth since 1988. Almost all the major sectors contributed to growth. Households enjoyed rising real incomes as wage increases outpaced price inflation. Moderate interest rates buoyed housing demand. Tightening factory capacity boosted capital spending, and until late in the year, steady foreign growth kept exports robust. That many of these sectors grew simultaneously in a late phase of the business cycle was unusual. The year 1997 also saw a dramatic narrowing of the Federal budget deficit. It is likely that the associated drop in Federal borrowing boosted the supply of credit available to the private sector.

   As mentioned, overall corporate profit growth rebounded in 1997, after slowing in 1996. Profits from domestic sources generally did well. However, profits from international sources began to show strains in the second half, impacted by the rising dollar and by financial stresses overseas. More recently, profits at some companies have been slowed by price weakness.

   Economic data this winter show the economy still quite strong although some leading statistics have begun to signal somewhat slower economic growth for 1998. First, recently slowing export orders and rising import orders imply a widening trade deficit. Second, the number of announced layoffs has begun to rise, indicating some future easing of labor market pressures. Once these leading indicators actually show up in a slowing of the economy, market expectations may shift to anticipate the possibility of a move by the Fed to ease credit. At the start of 1998, there was uncertainty about both the severity of Asian stresses and their impact on the U.S. economy.

MONEY MARKET OVERVIEW

   The financial turmoil in Asia that started affecting security markets last fall did not have much effect as yet on the money market before the close of 1997. However, shortly after year end, interest rates began declining. Yet for much of 1997, money market rates stayed within a narrow range.

   Last March, when the Fed raised short-term rates by a quarter point, the money market responded with a brief spurt in yields. As the year went on, the chief influences on rates continued to be the outlook for inflation in the U.S., which was benign, and prospects for corporate profits, which continued favorable for most of the year. In addition, the customary year-end refinancings sent interest rates up for a while.

   Indeed, until the Asian problems began weakening equity prices, the money market appeared to be expecting a possible Fed move to raise interest rates. Late in 1997 and especially in early 1998, the picture changed. Lately, the market's expectations have focused more on a possible move by the Fed to reduce interest rates. The reasoning is that such an action would be a preemptive strike against an economic trend that hasn't been mentioned for years -- potential deflation.

Portfolio Focus

   In this interest rate environment, we maintained the average maturity of the Fund at approximately the industry average, with occasional periods of shorter or longer maturity, as warranted by market conditions. This provided the Fund with liquidity while seeking competitive yields without assuming undue market risks. We believe this strategy has been in the best interests of our shareholders. The currently volatile investment climate requires flexibility on our part as managers. Of course, we will make adjustments to the portfolios as required by the dynamics of the market.

                          Sincerely,
                          /s/ Patricia A. Larkin

                          Patricia A. Larkin
                          Senior Portfolio Manager

January 20, 1998
New York, N.Y.

* Effective yield takes into account the effect of compounding and is based on dividends declared daily and reinvested monthly.

DREYFUS MONEY MARKET INSTRUMENTS, INC., MONEY MARKET SERIES
------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                               DECEMBER 31, 1997

                                                                                     PRINCIPAL
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--15.2%                                         AMOUNT            VALUE
-------------------------------------------------------------------------------     ------------      -----------
Industrial Bank Japan, Ltd. (Yankee)
   5.87%, 1/5/98...............................................................     $  2,000,000     $  2,000,000
Sumitomo Bank Ltd. (Yankee)
   5.67%, 4/7/98...............................................................        5,000,000        5,000,000
SwedBank (Yankee)
   5.79%, 10/2/98..............................................................        5,000,000        5,000,000
Union Bank California
   5.68%, 2/20/98..............................................................        6,000,000        6,000,000
                                                                                                     ------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $18,000,000)..........................................................                      $ 18,000,000
                                                                                                     ============

COMMERICAL PAPER--58.5%
-------------------------------------------------------------------------------

Bankers Trust N.Y. Corp.
   5.66%, 1/20/98..............................................................     $  6,000,000     $  5,982,583
Chase Manhattan Corp.
   5.65%, 1/26/98..............................................................        6,000,000        5,977,125
Finova Capital Corp.
   5.81%, 3/23/98..............................................................        5,000,000        4,935,875
General Electric Capital Corp.
   5.66%, 1/12/98..............................................................        6,000,000        5,989,825
General Motors Acceptance Corp.
   5.74%-5.81%, 2/6/98-4/30/98.................................................        6,000,000        5,940,679
Goldman Sachs Group L.P.
   5.84%, 1/16/98..............................................................        4,000,000        3,990,333
Lehman Brothers Holdings Inc.
   5.85%, 5/18/98..............................................................        5,000,000        4,891,922
Merrill Lynch & Co. Inc.
   5.76%, 1/6/98...............................................................        6,000,000        5,995,342
Morgan (J.P.) & Co.
   5.80%, 3/25/98..............................................................        6,000,000        5,920,873
Paine Webber Group Inc.
   5.76%, 3/9/98...............................................................        6,000,000        5,937,467
Salomon Inc.
   5.84%, 2/2/98...............................................................        5,000,000        4,974,800
Santander Finance (DE) Inc.
   5.64%, 1/30/98..............................................................        5,000,000        4,977,888
UBS Finance (Delaware)Inc.
   6.75%, 1/2/98...............................................................        4,000,000        3,999,250
                                                                                                     ------------
TOTAL COMMERCIAL PAPER
   (cost $69,513,962)..........................................................                      $ 69,513,962
                                                                                                     ============

BANK NOTES--4.2%
-------------------------------------------------------------------------------
BankBoston, N.A.
   5.71%, 12/10/98(a)
   (cost $5,000,000)...........................................................     $  5,000,000     $  5,000,000
                                                                                                     ============

DREYFUS MONEY MARKET INSTRUMENTS, INC., MONEY MARKET SERIES
------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                   DECEMBER 31, 1997

                                                                                      PRINCIPAL
CORPORATE NOTES--13.5%                                                                  AMOUNT           VALUE
-------------------------------------------------------------------------------     ------------     ------------
CTN Trust Series 1
   5.97%, 9/2/98(a,b,c)........................................................     $  4,990,000     $  5,000,855
PNC Bank N.A.
   5.68%, 2/18/98(a)...........................................................        5,000,000        4,999,619
PHH Corp.
   5.93%, 6/24/98(a)...........................................................        6,000,000        6,000,000
                                                                                                     ------------

TOTAL CORPORATE NOTES
   (cost $16,000,474)..........................................................                      $ 16,000,474
                                                                                                     ============
U.S. GOVERNMENT AGENCIES--4.2%
-------------------------------------------------------------------------------
Federal Farm Credit Bank
Floating Rate Notes
   5.67%, 10/23/98(a)
   (cost $4,997,795)...........................................................     $  5,000,000     $  4,997,795
                                                                                                     ============
TIME DEPOSITS--8.3%
-------------------------------------------------------------------------------
Berliner Handels-und Frankforter Bank (Grand Cayman)
   6.75%, 1/2/98...............................................................     $  4,000,000     $  4,000,000
Fleet Bank (Grand Cayman)
   5.5%, 1/2/98................................................................        1,846,000        1,846,000
Westdeutsche Landesbank (Grand Cayman)
   6.75%, 1/2/98...............................................................        4,000,000        4,000,000
                                                                                                     ------------

TOTAL TIME DEPOSITS
   (cost $9,846,000)...........................................................                      $  9,846,000
                                                                                                     ============

TOTAL INVESTMENTS (cost $123,358,231)....................................103.9%                      $123,358,231
                                                                         ======                      ============

LIABILITIES, LESS CASH AND RECEIVABLES................................... (3.9%)                     $ (4,591,190)
                                                                         ======                      ============

NET ASSETS...............................................................100.0%                      $118,767,041
                                                                         ======                      ============

NOTES TO STATEMENT OF INVESTMENTS:
------------------------------------------------------------------------
(a) Variable interest rate--subject to periodic change.
(b) This note was acquired for investment, not with intent to distribute or sell.
(c) Security restricted as to public resale. This security was acquired on 12/15/97 at a cost of 100.2327. At December 31, 1997 the aggregate value of this security is $5,000,855, representing approximately 4.2% of net assets and is valued at amortized cost.


                   See notes to financial statements.

DREYFUS MONEY MARKET INSTRUMENTS, INC., GOVERNMENT SECURITIES SERIES
------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                               DECEMBER 31, 1997

                                                                       ANNUALIZED
                                                                        YIELD ON
                                                                        DATE OF       PRINCIPAL
U.S. TREASURY BILLS--10.5%                                              PURCHASE        AMOUNT          VALUE
-----------------------------------------------------------------      ----------    ------------    ------------
   1/22/98
      (cost $39,879,600)..........................................        5.18%      $ 40,000,000    $ 39,879,600
                                                                                                     ============

U.S. TREASURY NOTES--45.3%
-----------------------------------------------------------------
   7.875%, 1/15/98................................................        5.52%       $42,000,000    $ 42,035,402
   6.00%, 5/31/98.................................................        5.50         30,000,000      30,045,259
   8.25%, 7/15/98.................................................        5.40         25,000,000      25,317,061
   6.25%, 7/31/98.................................................        5.46         30,000,000      30,099,215
   6.00%, 9/30/98.................................................        5.48         25,000,000      25,063,347
   5.125%, 11/30/98...............................................        5.63         20,000,000      19,901,270
                                                                                                     ------------
TOTAL U.S. TREASURY NOTES
   (cost $172,461,554)............................................                                   $172,461,554
                                                                                                     ============

REPURCHASE AGREEMENTS--42.7%
-----------------------------------------------------------------
   Barclays De Zoette Wedd Securities, Inc.
      dated 12/31/97, due 1/2/98 in the amount of $11,911,920
      (fully collateralized by $7,881,000 U.S. Treasury
      Notes, 6.25%, due 7/31/98, and $4,140,000 U.S. Treasury
      Bills, due 10/15/98, value $12,080,923).....................        5.92%       $11,908,000    $ 11,908,000
   CIBC Wood Gundy Security Corp.
      dated 12/31/97, due 1/2/98 in the amount of $45,016,250
      (fully collateralized by $45,307,000 U.S. Treasury
      Notes 4.75%-6.00%, due 5/31/98 to 9/30/98, value
      $45,557,888)................................................        6.50         45,000,000      45,000,000
   Donaldson, Lufkin & Jenrette Securities, Inc.
      dated 12/31/97, due 1/2/98 in the amount of $45,016,250
      (fully collateralized by $45,499,000 U.S. Treasury
      Notes, 5.125%, due 11/30/98, value $45,470,094).............        6.50         45,000,000      45,000,000
   SBC Warburg Dillon Reed Inc.
      dated 12/31/97, due 1/2/98 in the amount of $16,005,822
      (fully collateralized by $16,527,000 U.S. Treasury
      Bills, due 3/26/98, value $16,328,015)......................        6.55         16,000,000      16,000,000
   UBS Securities Inc.
      dated 12/31/97, due 1/2/98 in the amount of $45,016,250
      (fully collateralized by $44,836,000 U.S. Treasury
      Notes, 9.00%, due 5/15/98, value $45,895,204)...............        6.50         45,000,000      45,000,000
                                                                                                     ------------
TOTAL REPURCHASE AGREEMENTS
   (cost $162,908,000)............................................                                   $162,908,000
                                                                                                     ============

TOTAL INVESTMENTS (cost $375,249,154)....................... 98.5%                                   $375,249,154
                                                            ======                                   ============

CASH AND RECEIVABLES (NET)..................................  1.5%                                   $  5,742,663
                                                            ======                                   ============

NET ASSETS  ................................................100.0%                                   $380,991,817
                                                            ======                                   ============


                       See notes to financial statements.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                    DECEMBER 31, 1997

                                                                                        MONEY        GOVERNMENT
                                                                                       MARKET        SECURITIES
                                                                                       SERIES          SERIES
                                                                                    ------------     ------------
ASSETS:              Investments in securities--See Statement of Investments
                       (including repurchase agreements of $162,908,000 for
                       the Government Securities Series)--Note 2(b).........        $123,358,231     $375,249,154
                     Cash...................................................             114,736        2,209,419
                     Interest receivable....................................             419,639        3,968,716
                     Prepaid expenses and other assets......................              12,219           25,816
                                                                                    ------------     ------------
                                                                                     123,904,825      381,453,105
                                                                                    -------------    ------------

LIABILITIES:         Due to The Dreyfus Corporation and affiliates..........              71,049          245,328
                     Payable for investment securities purchased............           5,000,000               --
                     Accrued expenses and other liabilities.................              66,735          215,960
                                                                                    ------------     ------------
                                                                                       5,137,784          461,288
                                                                                    ------------     ------------

NET ASSETS..................................................................        $118,767,041     $380,991,817
                                                                                    ============     ============

REPRESENTED BY:      Paid-in capital........................................        $118,789,299     $380,992,064

                     Accumulated net realized gain (loss) on investments....             (22,258)            (247)
                                                                                    ------------     ------------
NET ASSETS..................................................................        $118,767,041     $380,991,817
                                                                                    ============     ============


                                                      NET ASSET VALUE PER SHARE
                                                      -------------------------
                                                                                        MONEY        GOVERNMENT
                                                                                       MARKET        SECURITIES
                                                                                       SERIES          SERIES
                                                                                    ------------     ------------
Net Assets..................................................................        $118,767,041     $380,991,817
Shares Outstanding..........................................................         118,772,799      380,992,064

NET ASSET VALUE PER SHARE...................................................               $1.00            $1.00
                                                                                           =====            =====

                       See notes to financial statements.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
------------------------------------------------------------------------
STATEMENT OF OPERATIONS                     YEAR ENDED DECEMBER 31, 1997

                                                                                        MONEY         GOVERNMENT
                                                                                       MARKET         SECURITIES
                                                                                       SERIES           SERIES
                                                                                    ------------     ------------
INVESTMENT INCOME


INCOME                        Interest Income............................           $  7,356,989      $23,405,731
                                                                                    ------------      -----------


EXPENSES--Note 2(c):          Management fee--Note 3(a)..................           $    649,781     $  2,132,396
                              Shareholder servicing costs--Note 3(b).....                545,877        1,210,358
                              Registration fees..........................                 33,630           30,824
                              Custodian fees.............................                 30,125          105,254
                              Directors' fees and expenses--Note 3(c)....                 18,392           58,714
                              Professional fees..........................                 15,960           59,208
                              Prospectus and shareholders' reports.......                 10,407           33,240
                              Miscellaneous..............................                  7,061           78,286
                                                                                    ------------     ------------
                                Total Expenses...........................              1,311,233        3,708,280
                              Less--reduction in management fee due to
                                undertaking--Note 3(a)...................                (11,671)              --
                                                                                    ------------     ------------
                                Net Expenses.............................              1,299,562        3,708,280
                                                                                    ------------     ------------

INVESTMENT INCOME--NET...................................................              6,057,427       19,697,451



NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 2(b).......................                 (3,878)           7,009
                                                                                    ------------     ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................           $  6,053,549      $19,704,460
                                                                                    ============     ============

                    See notes to financial statements.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                        MONEY MARKET SERIES         GOVERNMENT SECURITIES SERIES
                                                  ------------------------------  -------------------------------
                                                      YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                                  ------------------------------  -------------------------------
                                                       1997            1996            1997             1996
                                                  --------------  --------------  --------------   --------------
OPERATIONS:
   Investment income--net.......................    $  6,057,427    $  6,377,549  $   19,697,451   $   19,732,585
   Net realized gain (loss) on investments......          (3,878)        (18,380)          7,009           (7,256)
                                                  --------------  --------------  --------------   --------------
      Net Increase (Decrease) in Net Assets
            Resulting from Operations...........       6,053,549       6,359,169      19,704,460       19,725,329
                                                  --------------  --------------  --------------   --------------


DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.......................      (6,057,427)     (6,377,549)    (19,697,451)     (19,732,585)
   Net realized gain on investments.............              --          (1,686)             --           (6,324)
                                                  --------------  --------------  --------------   --------------
      Total Dividends...........................      (6,057,427)     (6,379,235)    (19,697,451)     (19,738,909)
                                                  --------------  --------------  --------------   --------------


CAPITALSTOCK TRANSACTIONS:
   ($1.00 per share):
   Net proceeds from shares sold................     301,641,056     315,705,868   1,411,479,603    1,516,154,559
   Dividends reinvested.........................       4,474,950       4,720,481      12,621,559       13,459,323
   Cost of shares redeemed......................    (316,689,108)   (335,234,637) (1,484,884,885)  (1,519,275,272)
                                                  --------------  --------------  --------------   --------------
      Increase (Decrease) in Net Assets from
         Capital Stock Transactions.............     (10,573,102)    (14,808,288)    (60,783,723)      10,338,610
                                                  --------------  --------------  --------------   --------------
         Total Increase (Decrease) in Net Assets     (10,576,980)    (14,828,354)    (60,776,714)      10,325,030

NET ASSETS:
   Beginning of Period..........................     129,344,021     144,172,375     441,768,531      431,443,501
                                                  --------------  --------------  --------------   --------------
   End of Period................................   $ 118,767,041   $ 129,344,021  $  380,991,817   $  441,768,531
                                                  ==============  ==============  ==============   ==============

                    See notes to financial statements.

DREYFUS MONEY MARKET INSTRUMENTS, INC., MONEY MARKET SERIES
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Year Ended December 31,
                                                          ----------------------------------------------------
PER SHARE DATA:                                             1997       1996        1995        1994        1993
                                                          -------    -------     -------     -------     -------
   Net asset value, beginning of period.................    $1.00      $1.00       $1.00       $1.00       $1.00
                                                           ------     ------      ------      ------      ------

   INVESTMENT OPERATIONS:
   Investment income--net...............................     .047       .046        .053        .034        .026
                                                           ------     ------      ------      ------      ------

   DISTRIBUTIONS:
   Dividends from investment income--net................    (.047)     (.046)      (.053)      (.034)      (.026)
                                                           ------     ------      ------      ------      ------
   Net asset value, end of period.......................    $1.00      $1.00       $1.00       $1.00       $1.00
                                                           ======     ======      ======      ======      ======

TOTAL INVESTMENT RETURN.................................     4.76%      4.73%       5.46%       3.42%       2.64%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............     1.00%       .93%        .84%        .88%        .83%
   Ratio of net investment income to average net assets.     4.66%      4.63%       5.33%       3.35%       2.62%
   Decrease reflected in above expense ratios due to
      undertakings by the Manager.......................      .01%        --          --          --          --
   Net Assets, end of period (000's Omitted)............ $118,767   $129,344    $144,172    $170,548    $207,537

                    See notes to financial statements.

DREYFUS MONEY MARKET INSTRUMENTS, INC., GOVERNMENT SECURITIES SERIES
-----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                           Year Ended December 31,
                                                            -----------------------------------------------------
PER SHARE DATA:                                              1997       1996        1995        1994        1993
                                                            ------     ------      ------      ------      ------
   Net asset value, beginning of period.................     $1.00      $1.00       $1.00       $1.00       $1.00
                                                            ------     ------      ------      ------      ------

   Investment Operations:
   Investment income--net...............................      .046       .045        .051        .033        .025
                                                            ------     ------      ------      ------      ------

   Distributions:
   Dividends from investment income--net................     (.046)     (.045)      (.051)      (.033)      (.025)
                                                            ------     ------      ------      ------      ------
   Net asset value, end of period.......................     $1.00      $1.00       $1.00       $1.00       $1.00
                                                            ======     ======      ======      ======      ======

TOTAL INVESTMENT RETURN.................................      4.72%      4.60%       5.18%       3.31%       2.48%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............       .87%       .90%        .83%        .88%        .80%
   Ratio of net investment income to average net assets.      4.62%      4.50%       5.07%       3.24%       2.46%
   Net Assets, end of period (000's Omitted)............  $380,992   $441,769    $431,444    $465,956    $520,708


                    See notes to financial statements.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--GENERAL:

   Dreyfus Money Market Instruments, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The Fund accounts separately for the assets, liabilities and operations of each series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund is authorized to issue 5 billion shares of $.01 par value Common Stock for the Money Market Series and 10 billion shares of $.01 par value Common Stock for the Government Securities Series.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00 for each series.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

   (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (C) EXPENSES: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them.

   (D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund, with respect to both series, to declare dividends from * investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (E) FEDERAL INCOME TAXES: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Money Market Series has an unused capital loss carryover of approximately $22,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, $18,000 of the carryover expires in fiscal 2004 and $4,000 expires in fiscal 2005.

   The Government Securities Series has an unused capital loss carryover of approximately $3,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, the carryover expires in fiscal 2004.

   At December 31, 1997, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

   The Agreement provides that if in any full fiscal year the aggregate expenses of either series, exclusive of taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed 1% of the value of such series' average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. The reduction in management fee, pursuant to the undertaking, amounted to $11,671 during the period ended December 31, 1997.

   (B) Under the Shareholder Services Plan, each series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1997, the Money Market Series and the Government Securities Series were charged $324,158 and $885,159, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Money Market Series and the Government Securities Series, were charged $121,209 and $232,044, respectively, pursuant to the transfer agency agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS MONEY MARKET INSTRUMENTS, INC.
------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS MONEY MARKET INSTRUMENTS, INC.

   We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Money Market Instruments, Inc. (comprising, respectively, the Money Market Series and the Government Securities Series), as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Money Market Instruments, Inc. at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                      ERNST & YOUNG LLP

New York, New York
February 6, 1998

DREYFUS MONEY MARKET INSTRUMENTS, INC.
------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (UNAUDITED)

   For State individual income tax purposes, the Government Securities Series hereby designates 37.18% of the ordinary income dividends paid during its fiscal year ended December 31, 1997 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

[LOGO]

DREYFUS MONEY MARKET
INSTRUMENTS, INC.
200 Park Avenue
New York, NY 10166

MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.         008/060AR9712